UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 12, 2018

GENERAL MOTORS COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	001-34960	27-0756180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan	48265-3000
(Address of principal executive offices)	(Zip Code)

(313) 667-1500

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    At a meeting of the Board of Directors (“Board”) of General Motors Company (“GM”) on June 12, 2018, Charles K. Stevens III, Executive Vice President and Chief Financial Officer of GM, informed the Board of his decision to retire, effective, March 1, 2019. Mr. Stevens will continue in his current capacity until September 1, 2018, after which he will serve as an advisor until his retirement.

(c)    Also at its June 12, 2018 meeting, the Board elected Dhivya Suryadevara, 39, to succeed Mr. Stevens as Executive Vice President and Chief Financial Officer, effective September 1, 2018. She will report to Mary T. Barra, GM’s Chairman of the Board and Chief Executive Officer, and will be a member of GM’s senior leadership team. Ms. Suryadevara has served as GM’s Vice President, Corporate Finance, since 2017, with responsibility for corporate financial planning and investor relations. From 2015 to 2017, she served as Vice President, Finance, and Treasurer, managing GM’s liquidity, capital planning, capital market activities and worldwide banking, and, from 2013 to 2017, as Chief Executive Officer and Chief Investment Officer of GM Asset Management, responsible for the business and investment activities of GM’s $85 billion pension operations. Ms. Suryadevara joined GM in 2005.

Effective September 1, 2018, her annual base salary will be $900,000, with a target annual cash incentive, or Short-Term Incentive Plan (“STIP”) award, of 125% of her annual base salary and a target annual LTIP award of $2,231,250 in performance share units and $743,750 stock options. In connection with her new duties, on October 1, 2018, Ms. Suryadevara will receive a one-time grant of $1,837,500 in performance share units and $612,500 in stock options under GM’s 2017 Long-Term Incentive Plan (“LTIP”). All awards made pursuant to either the STIP or LTIP are subject to the terms of those respective plans.

Other than her employment with GM, Ms. Suryadevara has no other reportable relationships with GM or its affiliates.

A copy of the press release announcing Mr. Stevens’ retirement and Ms. Suryadevara’s election is attached hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

EXHIBIT

Exhibit	Description

Exhibit 99.1	Press Release, Dated June 13, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY
(Registrant)

By:	/s/ Rick E. Hansen
Rick E. Hansen
Assistant General Counsel and Corporate Secretary

Date: June 15, 2018